Exhibit 10.1

Execution Version

FIRST AMENDMENT TO THE BUSINESS COMBINATION AGREEMENT

This First Amendment the Business Combination Agreement (the “Amendment”) is made as of August 17, 2022, by and among: (i) Holisto Ltd., an Israeli company (the “Company”); (ii) Holisto MergerSub, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“Merger Sub”), and (iii) Moringa Acquisition Corp, a Cayman Islands exempted company (“Moringa”).

WHEREAS, the Company, Merger Sub and Moringa have entered into that certain Business Combination Agreement dated June 9, 2022 (the “Agreement”); and

WHEREAS, the Parties wish to amend certain terms of the Agreement as provided herein, effective as of the date hereof.

NOW, THEREFORE, in consideration of the mutual promises hereinafter contained, the Parties hereto agree as follows:

1.	Sections 5.10(a), 7.1(g) and 7.4 of the Agreement are hereby amended such that any reference therein to ten (10) weeks from the date of the Agreement is hereby replaced with thirteen (13) weeks from the date of the Agreement.

2.	The reference to “November 15, 2022” shall be replaced by “January 1, 2023” in the definition of “Outside Date” in Section 7.1(b) of the Agreement.

3.	This Amendment forms an integral part of the Agreement. Any capitalized terms used in this Amendment not otherwise defined shall have the meaning set forth in the Agreement. Except as amended by this Amendment, all other terms and conditions of the Agreement remain in full force and effect and shall apply, mutatis mutandis, to this Amendment.

4.	In the event of any conflict, contradiction or inconsistency between this Amendment and the Agreement, the terms of this Amendment shall prevail.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be signed and delivered by its respective duly authorized officer as of the date first written above.

Moringa:

MORINGA ACQUISITION CORP

By:	/s/ Ilan Levin
	Name:	Ilan Levin
	Title:	CEO

The Company:

HOLISTO LTD.

By:	/s/ Eran Shust
	Name:	Eran Shust
	Title:	CEO

Merger Sub:

HOLISTO MERGERSUB, INC.

By:	/s/ Eran Shust
	Name:	Eran Shust
	Title:	CEO